SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 9, 2004

eCollege.com

(Exact name of registrant as specified in its charter)

Delaware	000-28393	84-1351729
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 South Monaco Street Denver, Colorado 80237
(Address of principal executive offices)

(303) 873-7400
Registrant’s telephone number, including area code

N/A
Former Name or Former Address, if Changed Since Last Report

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.                                    OTHER EVENTS

eCollege plans to launch the Program Intelligence Manager in the first quarter of 2005.  eCollege’s Program Intelligence Manager is a set of business intelligence tools that will leverage a new data warehousing architecture, allowing administrators to efficiently analyze course and program data to identify key drivers for program improvement and success.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2004

eCollege.com
	By:	/s/ Oakleigh Thorne
Oakleigh Thorne,
Chief Executive Officer